COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	83.2%
COMMUNICATIONS—TOWERS	14.7%
American Tower Corp.		132,131	$28,771,525
Crown Castle International Corp.		93,123	13,446,961

			42,218,486

REAL ESTATE	68.5%
DATA CENTERS	12.1%
CyrusOne, Inc.		133,963	8,272,215
Digital Realty Trust, Inc.		48,171	6,691,434
Equinix, Inc.		31,391	19,605,877

			34,569,526

HEALTH CARE	7.6%
Healthcare Trust of America, Inc., Class A		138,685	3,367,272
Healthpeak Properties, Inc.		178,757	4,263,354
Medical Properties Trust, Inc.		216,659	3,746,034
Omega Healthcare Investors, Inc.		21,149	561,295
Ventas, Inc.		63,404	1,699,227
Welltower, Inc.		175,672	8,042,264

			21,679,446

HOTEL	1.9%
Host Hotels & Resorts, Inc.		404,819	4,469,202
Sunstone Hotel Investors, Inc.		111,275	969,205

			5,438,407

INDUSTRIALS	6.9%
Prologis, Inc.		244,668	19,663,967

NET LEASE	8.0%
Agree Realty Corp.		44,035	2,725,767
Four Corners Property Trust, Inc.		154,071	2,882,668
Spirit Realty Capital, Inc.		152,941	3,999,407
VEREIT, Inc.		846,070	4,137,282
VICI Properties, Inc.		554,561	9,227,895

			22,973,019

OFFICE	4.3%
Boston Properties, Inc.		22,244	2,051,564
Douglas Emmett, Inc.		119,896	3,658,027
Kilroy Realty Corp.		104,814	6,676,652

			12,386,243

		Shares	Value
RESIDENTIAL	16.5%
APARTMENT	10.2%
Apartment Investment & Management Co., Class A		105,156	$3,696,233
Equity Residential		70,588	4,355,986
Essex Property Trust, Inc.		47,625	10,488,930
UDR, Inc.		292,954	10,704,539

			29,245,688

MANUFACTURED HOME	3.7%
Equity LifeStyle Properties, Inc.		87,337	5,020,131
Sun Communities, Inc.		45,334	5,659,950

			10,680,081

SINGLE FAMILY	2.6%
Invitation Homes, Inc.		343,302	7,336,364

TOTAL RESIDENTIAL			47,262,133

SELF STORAGE	6.6%
Extra Space Storage, Inc.		105,006	10,055,375
Public Storage		44,418	8,821,859

			18,877,234

SHOPPING CENTERS	3.8%
COMMUNITY CENTER	1.3%
Regency Centers Corp.		95,218	3,659,228

REGIONAL MALL	2.5%
Macerich Co. (The)		73,204	412,138
Simon Property Group, Inc.		126,222	6,924,539

			7,336,677

TOTAL SHOPPING CENTERS			10,995,905

SPECIALTY	0.8%
Lamar Advertising Co., Class A		43,323	2,221,603

TOTAL REAL ESTATE			196,067,483

TOTAL COMMON STOCK (Identified cost—$198,251,496)			238,285,969

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	13.2%
BANKS	0.6%
GMAC Capital Trust I, 7.477% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(a)		35,000	$717,850
JPMorgan Chase & Co., 5.75%, Series DD(b)		25,000	633,750
Wells Fargo & Co., 4.75%, Series Z(b)		18,400	386,400

			1,738,000

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375% to 10/15/24, Series I(b),(c)		40,000	1,002,800

PIPELINES	0.1%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(b),(c)		27,235	338,531

REAL ESTATE	12.0%
DATA CENTERS	1.1%
Digital Realty Trust, Inc., 6.625%, Series C(b)		29,225	736,178
Digital Realty Trust, Inc., 6.35%, Series I(b)		50,000	1,245,500
Digital Realty Trust, Inc., 5.85%, Series K(b)		19,588	488,916
Digital Realty Trust, Inc., 5.20%, Series L(b)		22,000	507,100

			2,977,694

DIVERSIFIED	1.0%
Colony Capital, Inc., 7.15%, Series I(b)		49,794	458,105
Colony Capital, Inc., 7.125%, Series J(b)		21,666	190,227
EPR Properties, 5.75%, Series G(b)		22,541	350,513
Investors Real Estate Trust, 6.625%, Series C(b)		19,695	487,451
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)(b)		12,789	562,716
National Retail Properties, Inc., 5.20%, Series F(b)		20,345	446,573
Urstadt Biddle Properties, Inc., 5.875%, Series K(b)		25,000	422,292

			2,917,877

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%		13,743	219,476

HOTEL	1.4%
Ashford Hospitality Trust, Inc., 7.375%, Series F(b)		43,000	283,800
Ashford Hospitality Trust, Inc., 7.375%, Series G(b)		24,463	160,477
Ashford Hospitality Trust, Inc., 7.50%, Series H(b)		20,000	140,600
Ashford Hospitality Trust, Inc., 7.50%, Series I(b)		30,000	201,900
Hersha Hospitality Trust, 6.50%, Series D(b)		23,937	148,888
Hersha Hospitality Trust, 6.50%, Series E(b)		10,348	65,296
Pebblebrook Hotel Trust, 6.30%, Series F(b)		38,944	612,589
RLJ Lodging Trust, 1.95%, Series A(b)		19,675	344,313

		Shares	Value
Summit Hotel Properties, Inc., 6.45%, Series D(b)		26,000	$354,640
Summit Hotel Properties, Inc., 6.25%, Series E(b)		41,881	550,735
Sunstone Hotel Investors, Inc., 6.95%, Series E(b)		32,000	640,000
Sunstone Hotel Investors, Inc., 6.45%, Series F(b)		29,825	574,131

			4,077,369

INDUSTRIALS	1.6%
Monmouth Real Estate Investment Corp., 6.125%, Series C(b)		65,000	1,452,100
PS Business Parks, Inc., 5.20%, Series Y(b)		25,000	574,500
PS Business Parks, Inc., 4.875%, Series Z(b)		18,000	375,480
Rexford Industrial Realty, Inc., 5.875%, Series A(b)		41,973	973,774
Rexford Industrial Realty, Inc., 5.625%, Series C(b)		23,000	518,075
STAG Industrial, Inc., 6.875%, Series C(b)		28,000	707,000

			4,600,929

NET LEASE	0.9%
Spirit Realty Capital, Inc., 6.00%, Series A(b)		47,667	1,013,877
VEREIT, Inc., 6.70%, Series F(b)		74,293	1,641,875

			2,655,752

OFFICE	0.8%
Brookfield Property Partners LP, 5.75%, Series A(b)		36,600	512,400
Brookfield Property Partners LP, 6.50%, Series A-1(b)		24,578	421,021
City Office REIT, Inc., 6.625%, Series A(b)		25,000	431,000
SL Green Realty Corp., 6.50%, Series I(b)		42,128	960,940

			2,325,361

RESIDENTIAL	1.6%
APARTMENT	0.3%
Bluerock Residential Growth REIT, Inc., 8.25%, Series A(b)		34,725	668,456

MANUFACTURED HOME	0.4%
UMH Properties, Inc., 8.00%, Series B(b)		20,000	440,000
UMH Properties, Inc., 6.75%, Series C(b)		32,000	624,925

			1,064,925

SINGLE FAMILY	0.9%
American Homes 4 Rent, 6.50%, Series D(b)		23,911	565,734
American Homes 4 Rent, 6.35%, Series E(b)		36,927	886,248
American Homes 4 Rent, 5.875%, Series F(b)		19,063	450,078
American Homes 4 Rent, 5.875%, Series G(b)		10,000	230,500

		Shares	Value
American Homes 4 Rent, 6.25%, Series H(b)		22,767	$537,301

			2,669,861

TOTAL RESIDENTIAL			4,403,242

SELF STORAGE	0.7%
National Storage Affiliates Trust, 6.00%, Series A(b)		25,000	574,250
Public Storage, 5.40%, Series B(b)		14,883	364,782
Public Storage, 5.15%, Series F(b)		12,030	292,329
Public Storage, 4.75%, Series K(b)		15,425	363,567
Public Storage, 5.375%, Series V(b)		19,762	476,660

			2,071,588

SHOPPING CENTERS	2.6%
COMMUNITY CENTER	1.6%
Cedar Realty Trust, Inc., 7.25%, Series B(b)		4,014	43,421
Cedar Realty Trust, Inc., 6.50%, Series C(b)		15,000	142,500
Kimco Realty Corp., 5.125%, Series L(b)		15,000	325,500
Saul Centers, Inc., 6.125%, Series D(b)		47,400	758,675
Saul Centers, Inc., 6.00%, Series E(b)		23,000	338,100
SITE Centers Corp., 6.375%, Series A(b)		44,952	837,897
SITE Centers Corp., 6.25%, Series K(b)		116,702	2,164,822

			4,610,915

REGIONAL MALL	1.0%
Brookfield Property REIT, Inc., 6.375%, Series A(b)		23,000	325,450
Pennsylvania REIT, 7.20%, Series C(b)		30,050	72,270
Pennsylvania REIT, 6.875%, Series D(b)		18,494	63,619
Taubman Centers, Inc., 6.50%, Series J(b)		33,722	735,140
Taubman Centers, Inc., 6.25%, Series K(b)		71,351	1,568,295

			2,764,774

TOTAL SHOPPING CENTERS			7,375,689

SPECIALTY	0.2%
QTS Realty Trust, Inc., 7.125%, Series A(b)		23,400	595,764

TOTAL REAL ESTATE			34,220,741

UTILITIES	0.2%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		19,000	483,930

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$49,517,138)			37,784,002

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	2.7%
BANKS	0.5%
Citigroup, Inc., 4.70% to 1/30/25, Series V(b),(c)		$160,000		$138,700
Farm Credit Bank of Texas, 10.00%, Series 1(b)		500	†	504,750
JPMorgan Chase & Co., 5.24% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(b)		857,000		774,938

				1,418,388

BANKS—FOREIGN	0.8%
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(b),(c),(d),(e)		500,000		462,745
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(b),(c),(e),(f)		700,000		678,174
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(b),(c),(e)		500,000		490,163
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(b),(c),(e),(f)		600,000		564,417

				2,195,499

COMMUNICATIONS—TOWERS	0.7%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		1,300	†	1,682,321
SBA Communications Corp., due 2/15/27, 144A(f)		350,000		353,500

				2,035,821

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(c),(d)		606,000		600,998

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(b),(c)		340,000		205,047

REAL ESTATE	0.4%
HOTEL	0.1%
Service Properties Trust, 4.95%, due 10/1/29		400,000		347,509

NET LEASE	0.2%
Spirit Realty Capital, Inc., 3.75%, due 5/15/21		300,000		284,946
VICI Properties LP, 4.125%, due 8/15/30, 144A(f)		244,000		232,562

				517,508

		Principal Amount	Value
SPECIALTY	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144A(f)		$500,000	$408,501

TOTAL REAL ESTATE			1,273,518

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,963,565)			7,729,271

CORPORATE BONDS—REAL ESTATE	0.1%
Sabra Health Care LP, 4.80%, due 6/1/24		200,000	203,337

TOTAL CORPORATE BONDS (Identified cost—$199,768)			203,337

		Shares
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.58%(g)		2,958,430	2,958,430

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,958,430)			2,958,430

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$258,890,397)	100.2%		286,961,009
WRITTEN OPTION CONTRACTS	(0.5)		(1,521,155)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		820,917

NET ASSETS (Equivalent to $10.92 per share based on 26,205,216 shares of common stock outstanding)	100.0%		$286,260,771

Exchange-Traded Option Contracts
Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(h)	Premiums Received	Value
Put—Simon Property Group, Inc.	$140.00	5/15/20	(96)	$(526,656)	$(330,709)	$(828,959)

Over-the-Counter Option Contracts

Written Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(h)	Premiums Received	Value
Put — Healthpeak Properties, Inc.	Goldman Sachs International	$32.50	4/17/20	(397)	$(946,845)	$(26,397)	$(343,765)
Put — Digital Realty Trust, Inc.	Morgan Stanley & Co. International PLC	115.00	5/15/20	(126)	(1,750,266)	(100,296)	(38,566)
Put — Simon Property Group, Inc.	Goldman Sachs International	135.00	5/15/20	(38)	(208,468)	(137,636)	(309,865)
				(561)	$(2,905,579)	$(264,329)	$(692,196)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Variable rate. Rate shown is in effect at March 31, 2020.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Security converts to floating rate after the indicated fixed-rate coupon period.
(d)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,063,743 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,195,499 or 0.8% of the net assets of the Fund.

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,237,154 which represents 0.8% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven-day yield.
(h)	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$238,285,969	$238,285,969	$—	$—
Preferred Securities—$25 Par Value	37,784,002	37,784,002	—	—
Preferred Securities—Capital Securities	7,729,271	—	7,729,271	—
Corporate Bonds	203,337	—	203,337	—
Short-Term Investments	2,958,430	—	2,958,430	—

Total Investments in Securities(a)	$286,961,009	$276,069,971	$10,891,038	$—

Written Option Contracts	$(1,521,155)	$—	$(1,521,155)	$—

Total Derivative Liabilities(a)	$(1,521,155)	$—	$(1,521,155)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

Note 2. Derivative Investments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

The following summarizes the volume of the Fund’s option contracts activity for the three months ended March 31, 2020:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount(a),(b)	$3,013,882	$5,313,241

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for purchased option contracts and three months for written option contracts.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.